Exhibit 99.1

DTS AND SRS LABS ANNOUNCE STOCKHOLDER ELECTION DEADLINE

CALABASAS, Calif. and SANTA ANA, Calif., July 2, 2012 -- DTS, Inc. (Nasdaq: DTSI), a leader in high-definition audio, and SRS Labs, Inc. (Nasdaq: SRSL), a leader in audio processing and enhancement technologies, today announced that SRS stockholders that wish to make an election with respect to the consideration to be received in the proposed merger with DTS (the “Merger”) must deliver a properly completed election form to Computershare by 5:00 p.m., New York City time, on July 16, 2012 (the “Election Deadline”). Subject to SRS stockholder approval and other customary closing conditions, DTS and SRS expect to close the Merger on July 20, 2012.

SRS stockholders who hold their shares through a bank, broker or other nominee may have an election deadline earlier than the Election Deadline. These stockholders should carefully review any materials they receive from their bank, broker or other nominee to determine the election deadline applicable to them.

As previously announced, on April 16, 2012, SRS entered into an Agreement and Plan of Merger and Reorganization (“Merger Agreement”) with DTS, DTS Merger Sub, Inc. and DTS LLC. Pursuant to the terms of the Merger Agreement, if the Merger is completed, SRS stockholders are entitled to receive for each share of SRS common stock they hold at the effective time of the Merger, either (i) $9.50 in cash, without interest and less any applicable withholding taxes (“Per Share Cash Consideration”) or (ii) 0.31127 of a share (“Per Share Stock Consideration”) of DTS common stock. SRS stockholders may elect to receive their payment in cash or stock or a combination thereof, subject to proration based on the requirement in the Merger Agreement that 50% of the total shares of SRS common stock issued and outstanding immediately prior to the effective time of the Merger be converted into the right to receive the Per Share Cash Consideration and 50% of the total shares of SRS common stock issued and outstanding immediately prior to the effective time of the Merger be converted into the right to receive the Per Share Stock Consideration. As a result, notwithstanding the election of an SRS stockholder to receive all cash or all stock or a combination thereof, if either the cash election or the stock election is oversubscribed or undersubscribed, then an SRS stockholder may receive a combination of cash consideration or stock consideration that is different from what he, she or it may have elected, depending on the elections made by other SRS stockholders.

SRS stockholders may revoke or change their election by sending written notice to Computershare prior to the Election Deadline. In the event that an SRS stockholder revokes his, her or its election prior to the Election Deadline and does not make a subsequent election prior to the Election Deadline, such stockholder’s shares of SRS common stock will be treated as if no election has be made, and such stockholder will receive consideration in whatever form or mix that remains after taking into account other SRS stockholders’ elections and proration. SRS stockholders will not be entitled to revoke or change an election after the Election Deadline. Accordingly, if an SRS stockholder has made an election, such stockholder will be unable to revoke the election or sell such shares of SRS common stock during the interval between the Election Deadline and the closing of the Merger.

Beginning on June 20, 2012, the required election form and accompanying instructions were mailed to SRS stockholders of record as of May 29, 2012. SRS stockholders, including those that acquired their shares after May 29, 2012, may request copies of these documents from SRS’ proxy solicitor, MacKenzie Partners, Inc. , by calling toll free, (800) 322-2885 or collect at (212) 929-5500. SRS stockholders who hold their shares through a bank, broker or other nominee should contact their bank, broker or other nominee to obtain additional copies of the election documents.

About DTS, Inc.

DTS (Nasdaq: DTSI) is dedicated to making digital entertainment exciting, engaging and effortless by providing state-of-the-art audio technology to hundreds of millions of DTS-licensed consumer electronics products worldwide. From a renowned legacy as a pioneer in multi-channel audio, DTS became a mandatory audio format in the Blu-ray Disc™ standard and is now increasingly deployed in enabling digital delivery of movies and other forms of digital entertainment on a growing array of network-connected consumer devices. DTS technology is in home theaters, car audio systems, PCs, game consoles, DVD players, televisions, digital media players, set-top boxes, smart phones, surround music software and every device capable of playing Blu-ray™ discs. Founded in 1993, DTS’ corporate headquarters are located in Calabasas, California with its licensing operations headquartered in Limerick, Ireland. DTS also has offices in Silicon Valley, Washington, China, France, Hong Kong, Japan, South Korea, Taiwan, Singapore, and the United Kingdom. For further information, please visit www.dts.com. DTS, the Symbol, and DTS and the Symbol together, are registered trademarks of DTS, Inc. All other trademarks are the properties of their respective owners. © 2012 DTS, Inc. All rights reserved.

The DTS, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=11752

About SRS Labs, Inc.

Founded in 1993, SRS Labs (Nasdaq: SRSL) is an industry leader in audio signal processing for consumer electronics across the four screens: TV; PC; Mobile Phones; and Automotive Entertainment Systems. Beginning with the audio technologies originally developed at Hughes Aircraft, SRS Labs holds approximately 150 worldwide registered and pending patents and is recognized by the industry as an authority in research and application of audio post processing technologies based on the human auditory principles. Through partnerships with leading global CE companies, semiconductor manufacturers, software developers, and content aggregators, SRS Labs is recognized as a leader in audio enhancement, surround sound, volume leveling, audio streaming, and voice processing technologies. SRS Labs solutions have been included in nearly two billion electronic products sold worldwide including flat panel HDTVs, AV products, STBs, PCs, mobile phones, and automotive entertainment and telematics systems. For more information, visit www.srslabs.com.

The SRS Labs, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=13535

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of Section 27A of the U. S. Securities Act of 1933, as amended, and Section 21E of the U. S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DTS and SRS operate and beliefs of and assumptions made by DTS, SRS and their respective management teams, involve uncertainties that could significantly affect the financial results of DTS or SRS or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address events or developments that we expect or anticipate will occur in the future, including statements relating to the expected timetable for completing the proposed transaction, are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation:

•                  the ability of the parties to satisfy conditions to the closing of the transaction, including obtaining the approval of SRS stockholders;

•                  the possibility that SRS or DTS may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction;

•                  the ability to successfully complete the integration of acquired businesses, including the businesses being acquired from SRS by, among other things, realizing revenue, expense and other synergies, renewing contracts on competitive terms, successfully leveraging the information technology platform of the acquired business, and retaining key personnel; and

•                  any adverse effect to DTS’ business or the business being acquired from SRS due to uncertainty relating to the transaction.

This list of important factors is not intended to be exhaustive. Additional risks and factors are discussed in reports filed with the Securities and Exchange Commission (“SEC”) by DTS and SRS from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither DTS nor SRS assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

In connection with the proposed merger transaction, DTS has filed with the SEC, and the SEC declared effective on June 20, 2012, a Registration Statement on Form S-4 that includes SRS’ proxy statement as part of the proxy statement/prospectus, that provides details of the proposed merger and the attendant benefits and risks. This communication is not a substitute for the proxy statement/prospectus or any other document that DTS or SRS may file with the SEC or send to SRS stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO STOCKHOLDERS IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION.

DTS-I

DTS, Inc. Media & Investor Contacts:

Sard Verbinnen & Co for DTS, Inc.

John Christiansen/Andrew Cole

jchristiansen@sardverb.com/acole@sardverb.com

(415) 618-8750/(212) 687-8080

SRS Labs, Inc. Media & Investor Contacts:

Investors:

Chuck McBride/Chief Financial Officer

chuck.mcbride@srslabs. com

(949) 442-5596

Media:

The Abernathy MacGregor Group for SRS Labs, Inc.

Jim Lucas/Joe Hixson

JBL@abmac. com/JRH@abmac. com

(213) 630-6550

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